UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: CPH 0326
100 Huntington Avenue, Tower 2, 3rd Floor
Boston, MA 02116

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: March 31, 2015

Item 1.  Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Semi-Annual Report
March 31, 2015

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
5	Letter from the Portfolio Managers
7	Management’s Discussion of Fund Performance
IVA Worldwide Fund
10	Performance
11	Portfolio Composition
12	Schedule of Investments
IVA International Fund
21	Performance
22	Portfolio Composition
23	Schedule of Investments
31	Statements of Assets and Liabilities
32	Statements of Operations
33	Statements of Changes in Net Assets
34	Financial Highlights
40	Notes to Financial Statements
48	Additional Information
49	Fund Expenses

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World Ex-U.S. Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder:

This report covers the first six months of our seventh year of managing the IVA Worldwide and the IVA International Fund (the “Funds”). We have acknowledged in the past, and will continue to in the future, that because of our investment strategy, our Funds may lag global equity indices (and the S&P 500, which is not a benchmark for our Funds since it is only comprised of U.S. companies, but is so omnipresent for our end clients) not only when they are rising but also when equities are valued too handsomely for our conservative taste.

In today’s era of “quantitative easing,” we continue to see money pouring into equity funds, especially index funds, as investors chase returns. Behavioral investing plays a powerful role in an individual’s actions and most people cannot bear sitting on cash yielding zero, losing purchasing power every day when global equity markets are steadily rising. But is a fully invested index fund really the right place to be? We understand that government manufactured low interest rates create an incentive to chase higher returns in risky assets. The temptation (for some, remember, behavior influences investing oftentimes more than valuation) to pay up for equities becomes alluring when cash or Treasury bills yield nothing (or in some parts of the world, less than nothing, for example, today in Switzerland investing in Swiss 10 year debt comes with the privilege of paying the government to lend them money! – the same holds in Denmark for government debt up to 5 years!). There is, in our opinion and evidenced by government debt pricing in Switzerland and Denmark, significant risk with how distorted asset prices are due to central bankers’ actions, and today one is likely not paid enough for the risk of investing in a basket of securities that is fully valued.

We are willing to hold cash and let it build up when we cannot find enough attractive investment opportunities. Cash has a few powerful advantages: it helps to mitigate overall portfolio volatility, it helps to protect the portfolio on the downside, and it also provides the dry powder necessary to take advantage of genuine bargains that may appear in the future. We believe the true return on our cash will be measured a few years from now, based on the bargains we hope to be able to buy with our cash.

It is important to know that not all active managers are created equal! Not every person sitting in my seat can write this letter with such confidence. So it is important to find an active manager with a disciplined investment strategy, a proven track record, reasonable fees, one who cares about fund size and recognizes capacity constraints, “eats their own cooking” and has a willingness to stand outside the herd. Few asset management firms set up today are willing to lose assets in an effort to protect their clients’ wealth. We, at IVA, are at peace with such a scenario, attempting to protect your money is the only thing that matters when measured against protecting the well-being of our Firm.

We strive to invest in a way where our clients do not have to worry about timing their entry into or exit from our Funds. We believe minimizing drawdowns is one of the best ways to compound wealth and if we can minimize drawdowns, compounding becomes a wonderful force and the timing issue fades away. We remain focused on delivering absolute returns over the long-term, preserving purchasing power, staying disciplined with our investment strategy and always focusing on buying businesses whose stock offers a meaningful margin of safety.

The Funds continue to be managed by Charles de Vaulx and Chuck de Lardemelle. Charles and Chuck both have incredible intellect and focus, a passion for investing, and are very risk conscious. In addition, they have worked together for over 18 years and we believe having these two lead our investment team (10 analysts and 4 traders) creates the best possible environment for managing our clients’ assets.

3

Letter from the President	IVA Funds

It is tremendously fulfilling to build IVA and the Funds. We hope that in the process we are nurturing a culture where everyone at IVA respects the work we are doing for our clients.

I want to offer thanks to all of my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Drawdown is the peak-to-trough decline during a specific record period of a fund. A drawdown is usually quoted as a percentage between the peak and the trough.

4

Letter from the Portfolio Managers	IVA Funds

May 4, 2015

Dear Shareholder:

The period under review, October 1, 2014 to March 31, 2015, saw continued appreciation of both the Worldwide and International Funds, despite two major developments: the collapse in oil prices and a rapid appreciation of the U.S. dollar against the euro.

The International Fund had a negligible allocation to oil, and the appreciation of the U.S. dollar was mitigated by a large cash position in U.S. dollars, partial currency hedges on the yen and the euro, and the fact that a number of our investments in Europe are exporters, where the underlying businesses benefit from a higher U.S. dollar.

The turmoil in commodities, in general, allowed us to make an investment in what we consider a large, reasonably low cost, and well capitalized copper mining company, Antofagasta Plc, for both Funds, as well as First Resources Ltd., a producer of palm oil, for the International Fund.

The rout in oil prices however, did not yield opportunities (yet) in the U.S. exploration and production (“E&P”) businesses. The oil producers in the U.S. are high cost by global standards, and the low cost producers of oil are not listed (think Saudi Aramco and other national oil companies). Despite the price of oil in Texas falling from $90 per barrel at the beginning of October 2014 to less than $50 per barrel by the end of March 2015, the credit market and the equity market remained wide open even to poorly capitalized E&P companies.

The Worldwide Fund’s performance was impacted by roughly 1% due to the fall in oil prices during the period, versus 1.7% for the MSCI All Country World Index.

Our largest oil investment currently in the Worldwide Fund is Cimarex Energy Co., which we think is an extremely well run and very conservative company. Cimarex’s strong balance sheet allows the company to retire rigs and cut new drilling in these lean times for the industry. Less fortunate companies are often forced to continue to drill and produce oil at inadequate returns to placate their lenders.

This is a good illustration of the perverse effects of current monetary policies. Is it possible that the combination of too much debt and easy money, far from helping reflate the economy, might be deflationary, by forcing overcapacity in a number of industries, or keeping zombie companies alive? Do low interest rates force retirees to consume less because the capital they put aside for retirement is not providing much income?

Post World War II, 10-year interest rates peaked to over 15% in the U.S. in 1981, and have fallen to less than 2% today. This has been a powerful engine to the bull market in the U.S. for more than a generation, one that cannot be repeated in the next generation.

One thing is for sure: the years since The Great Financial Crisis have been marked by unprecedented manipulation of financial markets by central bankers around the globe. Quantitative easing, or the heavy printing of paper currency, started in the U.S. in late 2008, and spread to Japan and now Europe, where it will extend, we are told, at least until 2016. More importantly, the global imbalances existing in this derelict global monetary

5

Letter from the Portfolio Managers	IVA Funds

system in 2007 have worsened: global debt to GDP has continued to go up, driven by emerging economies this time.

Today the situation has reached absurdity: investors pay some governments for the “privilege” to lend to them! Many hundreds of millions of dollars worth of government paper worldwide now carry negative yields, and some governments (Germany, Switzerland and Denmark, for example) have been able to borrow at negative rates.

Over the period, we added to our gold bullion position in both Funds. Gold is a currency that central bankers cannot debase, and its price is reasonable in our opinion. The other (few and far between) opportunities unearthed by our 10 talented analysts were in Asia ex-Japan over the period.

At IVA, we remain focused on understanding businesses and trying to acquire a stake in these businesses at attractive valuations: paying substantially less than what we believe a knowledgeable buyer would pay in cash for the whole business. We spend our time scrubbing the books; understanding previous transactions done for cash in the industry; assessing whether the balance sheet of investments under consideration is solid enough to weather a serious recession; and asking what the business may look like 10 years down the road. If our criteria is not met, we will let cash build up in our portfolios.

Far from burning a hole in our pockets, we view that cash as an option on future bargains. Roughly 37% of the Worldwide Fund and 29% of the International Fund sits in cash as of March 31, 2015. The cash is in the form of commercial paper of our choosing, with short maturities and no direct exposure to financial institutions.

We remain focused, more than ever, on preservation of capital. When it comes to that we believe IVA offers some rare characteristics: we are privately owned, we are not subject to the pressures of short-term relative performance or a necessity to grow assets through aggressive marketing, we eat our own cooking (partners and employees of the firm collectively have a very substantial amount invested in the Funds), and we have no desire to put the Funds’ shareholders’ capital at risk in the hope of making a quick buck to gather more assets. In fact, the Funds remain closed to new investors.

The world may be as complicated and fast paced as ever today. But the bottom line is simple: one is not being compensated adequately for risk currently. We shall wait for the fat pitch.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets were volatile over this six month period, falling in the first halves of October, December, January, and March, partly due to a number of major market developments. The Federal Reserve ended its quantitative easing (QE) program in October 2014, and over this period we saw the U.S. dollar strengthen significantly against all major currencies while the price of crude oil fell drastically due to excess supply, slowing demand and the U.S. shale oil fast-growing production. In January 2015, the Swiss National Bank announced it would abolish its peg between the Swiss franc and the euro, which resulted in the Swiss franc appreciating significantly against the euro. Additionally, the European Central Bank announced it would launch a QE program in March 2015 in order to boost the region’s inflation rate. This resulted in the euro falling significantly against the U.S. dollar, at one point to a 12 year low. Broadly speaking, the global economic recovery continues to be led by the U.S. while economic conditions in Japan and China have weakened.

We capitalized on the market volatility over this period by finding some new opportunities and adding to existing positions when their share prices fell. We added a small position in Bureau Veritas SA (industrials, France) in both Funds, which we consider a high quality company that provides a range of consulting services. We also added a small position in Antofogasta Plc (materials, United Kingdom) in both Funds, which we view as a well-capitalized, reasonably low cost copper producer. In the Worldwide Fund, we added two positions already in the International Fund: Hongkong & Shanghai Hotels Ltd. (consumer discretionary, Hong Kong) and Springland International Holdings Ltd. (consumer discretionary, China). In the International Fund, we added a position in Thaicom PCL (telecommunication services, Thailand), a satellite communications stock, a position in First Resources Ltd. (consumer staples, Singapore), a palm oil producer, and a very small position in Great Eagle Holdings Ltd. (financials, Hong Kong), a property developer, investor and hotel operator. We also took advantage of the share price weakness in News Corporation Class ‘A’ and Class ‘B’ (consumer discretionary, U.S.) and DeVry Education Group Inc. (consumer discretionary, U.S.) to add to those positions. Although we found some new opportunities this period, as markets continued appreciating, some of our holdings got closer to or reached their intrinsic value and we trimmed or sold them, especially in the U.S. in the Worldwide Fund and in the consumer sectors in the International Fund. As a result, our equity exposure declined to 50.6% from 51.9% six months ago in the Worldwide Fund, and to 56.1% from 60.0%, respectively, in the International Fund. Our cash exposure rose to 37.1% from 36.3% six months ago in the Worldwide Fund, and to 28.5% from 24.8%, respectively, in the International Fund.

Over the period we did not find any new opportunities in fixed income as it remains difficult to find bonds offering “equity-like returns” and we are concerned about the lack of liquidity and artificial pricing in the bond market. As of March 31, 2015, our fixed income exposure totaled 7.4% in Worldwide (4.2% corporate bonds and 3.2% sovereign bonds). In the International Fund, our fixed income exposure totaled 9.3% (4.9% corporate bonds and 4.4% sovereign bonds).

We increased our exposure to gold over the period in both Funds when the price of gold got close to $1,200/ounce, and as more countries are willing to utilize quantitative easing and let their rates get very low, even negative, either in real or nominal terms. Our exposure to gold rose to 4.3% from 2.8% in the Worldwide Fund, and to 5.1% from 3.3% in the International Fund. Gold averaged a return of -2.1% over the period and detracted -0.1% from both Funds’ returns.

As always, over the short-term we remain focused on capital preservation and attempting to deliver solid absolute returns.

7

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 0.67% over the six month period ending March 31, 2015 compared to the MSCI All Country World Index (Net)* (the “Index”) return of 2.73% over the same period. Our meaningful cash exposure, which averaged 36% over the period, and performance of our fixed income holdings weighed significantly on relative results.

Our corporate bonds averaged a return of -10.8%, as our Wendel bonds were hurt by a weak euro. Our sovereign bonds, mostly of Singapore, averaged a return of -7.2%, as our Singapore bonds were negatively impacted by the strength of the U.S. dollar. Collectively, fixed income detracted -0.8% from our return.

For some time now, we have neutralized part of our foreign exchange risk by being partially hedged against several currencies (the euro, Japanese yen, South Korean won, and Australian dollar). This has helped to offset recent losses from the strong U.S. dollar and over this period our currency hedges contributed 1.5% to the Worldwide Fund return.

Over the period our equities averaged a gain of 1.5% versus those in the Index gaining 2.8%. Our stock picking in the consumer discretionary sector and the U.S. weighed on relative results. Our consumer discretionary stocks detracted -0.2% from our return led by poor performance from DeVry Education Group Inc. (consumer discretionary, U.S.) and a number of stocks in Asia while those in the Index added 1.3% to its return. A few of our energy stocks in the U.S. were among our top individual detractors from return this period: Rosetta Resources Inc. (energy, U.S.), Laredo Petroleum Holdings, Inc. (energy, U.S.), and Occidental Petroleum Corp. (energy, U.S.). Collectively, our energy stocks detracted -1.1% from our return, however, we held up better than those in the Index, which detracted -1.7%. We had a concentrated position in U.S. oil and gas exploration and production companies, which experienced a loss as the price of crude oil declined substantially over the period. We trimmed our energy exposure to 2.1% from 5.3% six months ago. On the plus side, we benefited from good stock picking in technology as those stocks added 1.1% to our return, led by solid gains from Samsung Electronics Co., Ltd. (technology, South Korea) and Oracle Corp. (technology, U.S.). Additionally, our health care stocks added 0.4% to our return due to strong performance from Astellas Pharma Inc. (health care, Japan).

By country, our stocks in Japan added 0.5% to our return followed by our stocks in the U.S., which added 0.3% to our return. Although the U.S. was one of the largest detractors from relative results (due to stock picking and our underweight exposure), we benefited from double-digit returns from Expeditors International of Washington Inc. (industrials, U.S.) and Graham Holdings Co., Class ‘B’ (consumer discretionary, U.S.). Our stocks in France and Malaysia weighed on our return and collectively, these two countries detracted -0.3% from our return.

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 0.96% over the six month period ending March 31, 2015 compared to the MSCI All Country World (ex-U.S.) Index (Net)* (the “Index”) return of -0.51% over the same period.

Over the period our equities averaged a gain of 0.7%, while those in the Index averaged a return of -0.4% as we benefited from being significantly underweight Canada, the United Kingdom, and the energy sector. Energy stocks detracted -2.1% from the Index return while they only detracted -0.2% from our return. We benefited from good stock picking in the technology sector as our stocks there added 0.9% to our return led by solid performance

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

from Samsung Electronics Co., Ltd. (technology, South Korea) and Digital China Holdings Ltd. (technology, China). Additionally, our health care stocks added 0.2% to our return due to strong results from Astellas Pharma Inc. (health care, Japan). On the other hand, our consumer discretionary stocks detracted -0.4% from our return as a few stocks in Asia weighed on our return, such as Genting Malaysia Berhad (consumer discretionary, Malaysia) and Springland International Holdings Ltd. (consumer discretionary, China), however, Toho Co., Ltd. (consumer discretionary, Japan) was among our top contributors to return this period. Our industrials stocks also detracted -0.2% from our return.

By country, our stocks in Japan added the most to our return, 1.0%, followed by our stocks in Switzerland, which added 0.3% to our return. Conversely, our one holding in Malaysia detracted -0.3% from our return and our stocks in France detracted almost -0.2% from performance, led by poor returns from GDF Suez SA (utilities, France) and Total SA, ADR (energy, France), however, Financière Marc de Lacharriere SA (financials, France) was among our top contributors to return.

For some time now, we have neutralized part of our foreign exchange risk by being partially hedged against several currencies (the euro, Japanese yen, South Korean won, and Australian dollar). This has helped to offset recent losses from the strong U.S. dollar, and this period our currency hedges added 2.5% to the International Fund return.

Our corporate bonds averaged a return of -13.1%, as our Wendel bonds were hurt by a weak euro. Our sovereign bonds, mostly of Singapore, averaged a return of -7.3%, as our Singapore bonds were negatively impacted by the strength of the U.S. dollar. Collectively, fixed income detracted -1.2% from our return.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

9

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of March 31, 2015

Average Annual Total Returns as of March 31, 2015	Six Months(a)	One Year	Five Year	Since Inception(b)

Class A	0.67%	2.27%	7.45%	10.32%
Class A (with a 5% maximum initial sales charge)	-4.38%	-2.84%	6.35%	9.46%
Class C	0.29%	1.50%	6.66%	9.50%
Class I	0.82%	2.53%	7.73%	10.59%
MSCI All Country World Index (Net)(c)	2.73%	5.42%	8.99%	8.09%
Consumer Price Index(d)	-0.80%	0.04%	1.64%	1.15%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2015. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2015. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

10

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2015

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	4.3%

Astellas Pharma Inc.	4.0%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.5%

Government of Singapore, 2.875% due 7/1/2015,
3.75% due 9/1/2016, 2.375% due 4/1/2017	3.1%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017,
6.75% due 4/20/2018	3.0%

Nestlé SA	2.8%

News Corp., Class ‘A’ , Class ‘B’	2.5%

Oracle Corp.	1.9%

Samsung Electronics Co., Ltd.	1.9%

DeVry Education Group Inc.	1.7%

Top 10 positions represent 28.7% of total net assets.
(a) Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b) Short-Term Investments are not included.

11

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 49.4%

Belgium | 0.3%
	286,845	Sofina SA	$29,670,983

China | 0.7%
	15,826,640	Clear Media Ltd.	16,678,639

	37,147,000	Digital China Holdings Ltd.	40,584,199

	56,709,000	Springland International Holdings Ltd.	17,409,198

			74,672,036

France | 6.6%
	1,236,925	Alten SA	56,811,121

	5,568,838	Altran Technologies SA	55,765,264

	21,114,600	Bolloré SA	112,541,152

	55,400	Bolloré SA NV (a)(b)	290,696

	607,908	Bureau Veritas SA	13,066,529

	120,348	Cap Gemini SA	9,882,601

	890,674	Carrefour SA	29,774,815

	599,533	Danone SA	40,367,861

	1,382,940	Eutelsat Communications SA	45,851,851

	38,398	Financière de l’Odet SA	43,186,685

	160,754	Financière Marc de Lacharriere SA	13,482,362

	2,967,431	GDF Suez SA	58,725,406

	92,721	Robertet SA	17,985,571

	61,071	Séché Environnement SA	2,002,832

	395,086	Sodexo SA	38,569,076

	694,391	Thales SA	38,601,502

	748,568	Total SA, ADR	37,173,887

	741,438	Vinci SA	42,436,630

			656,515,841

Germany | 0.5%
	504,472	Siemens AG	54,623,071

Hong Kong | 1.0%
	9,150,000	Henderson Land Development Co. Ltd.	64,205,143

	22,118,000	Hongkong & Shanghai Hotels Ltd.	31,154,322

			95,359,465

Japan | 8.4%
	24,147,200	Astellas Pharma Inc.	396,128,036

	1,755,100	Azbil Corp.	47,706,057

	1,682,000	Benesse Holdings Inc.	53,011,715

	2,145,500	Cosel Co., Ltd. (c)	24,096,290

	944,700	Icom Inc. (c)	22,748,102

	213,800	Medikit Co., Ltd.	6,631,392

	8,754,900	Miura Co., Ltd. (c)	98,837,992

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 8.4% (continued)

	187,100	Nitto Kohki Co., Ltd.	$3,375,865

	444,600	Okinawa Cellular Telephone Co.	12,955,993

	262,500	Techno Medica Co., Ltd.	5,281,298

	4,150,500	Toho Co., Ltd.	101,673,148

	16,515,800	Yahoo Japan Corp.	68,302,304

			840,748,192

Malaysia | 1.4%
	120,007,200	Genting Malaysia Berhad	137,067,762

Norway | 0.0%
	92,562	Stolt-Nielsen Ltd.	1,424,791

South Africa | 0.8%
	6,020,929	Net 1 U.E.P.S. Technologies Inc. (b)(c)	82,366,309

South Korea | 3.6%
	37,982	E-Mart Co., Ltd.	7,976,751

	2,215,402	Kangwon Land, Inc.	69,190,752

	32,763	Lotte Chilsung Beverage Co., Ltd.	50,881,652

	25,847	Lotte Confectionery Co., Ltd.	41,562,078

	145,098	Samsung Electronics Co., Ltd.	188,459,343

			358,070,576

Switzerland | 3.6%
	68,280	APG SGA SA	25,979,142

	3,683,916	Nestlé SA	278,245,971

	118,484	Schindler Holding AG	19,727,013

	2,210,991	UBS Group AG	41,680,752

			365,632,878

United Kingdom | 1.0%
	3,655,194	Antofagasta Plc	39,716,991

	6,620,956	Millennium & Copthorne Hotels Plc	56,375,561

			96,092,552

United States | 21.5%
	1,259,824	Amdocs Ltd.	68,534,426

	1,273,024	American Capital Agency Corp.	27,153,602

	579,124	Aon Plc	55,665,399

	325,592	Baker Hughes Inc.	20,701,139

	1,382	Berkshire Hathaway Inc., Class ‘A’ (b)	300,585,000

	343,385	Berkshire Hathaway Inc., Class ‘B’ (b)	49,557,323

	1,064,872	Brink’s Inc.	29,422,413

	905,151	Cimarex Energy Co.	104,173,829

	915,821	CVS Health Corp.	94,521,885

	5,226,385	DeVry Education Group Inc. (c)	174,352,204

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

SHARES	DESCRIPTION	FAIR VALUE

United States | 21.5% (continued)

	Expeditors International of
3,158,487	Washington, Inc.	$152,175,904

272,824	Goldman Sachs Group, Inc.	51,282,727

18,655	Google Inc., Class ‘A’ (b)	10,347,928

18,655	Google Inc., Class ‘C’ (b)	10,222,940

32,238	Graham Holdings Co., Class ‘B’	33,837,972

1,376,493	Hewlett-Packard Co.	42,891,522

2,302,488	Ingram Micro Inc., Class ‘A’ (b)	57,838,499

1,387,209	Liberty Interactive Corp., Series ‘A’ (b)	40,492,631

197,219	Liberty Ventures, Series ‘A’ (b)	8,285,170

703,492	Marsh & McLennan Cos., Inc.	39,458,866

1,381,079	MasterCard Inc., Class ‘A’	119,311,415

1,285,540	Microsoft Corp.	52,263,629

32,614	National CineMedia, Inc.	492,471

9,813,223	News Corp., Class ‘A’ (b)	157,109,700

5,645,514	News Corp., Class ‘B’ (b)	89,594,307

652,530	Occidental Petroleum Corp.	47,634,690

4,451,358	Oracle Corp.	192,076,098

1,260,163	Symantec Corp.	29,443,708

2,068,550	Teradata Corp. (b)	91,305,797

		2,150,733,194

	TOTAL COMMON STOCKS
	(Cost — $3,658,152,901)	4,942,977,650

PREFERRED STOCKS – 1.2%

United States | 1.2%
	American Capital Agency Corp.,
308,858	Series ‘A’, 8% due 4/5/2017 (d)	8,166,206

	Annaly Capital Management Inc.:
759,650	Series ‘C’, 7.625% due 5/16/2017 (d)	19,158,373

1,143,675	Series ‘D’, 7.5% due 9/13/2017 (d)	28,786,300

	Apollo Residential Mortgage Inc.,
469,475	Series ‘A’, 8% due 9/20/2017 (d)	11,572,559

	Capstead Mortgage Corp.,
389,498	Series ‘E’, 7.5% due 5/13/2018 (d)	9,647,865

	CYS Investments Inc.:
161,114	Series ‘A’, 7.75% due 8/3/2017 (d)	4,029,461

495,508	Series ‘B’, 7.5% due 4/30/2018 (d)	11,798,045

	Hatteras Financial Corp.,
754,825	Series ‘A’, 7.625% due 8/27/2017 (d)	18,304,506

	MFA Financial Inc.,
390,297	Series ‘B’, 7.5% due 4/15/2018 (d)	9,729,714

	TOTAL PREFERRED STOCKS
	(Cost — $114,105,419)	121,193,029

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

CORPORATE NOTES & BONDS – 4.2%

France | 3.0%
			Wendel:
	35,100,000	EUR	4.875% due 5/26/2016 (e)	$39,666,092

	116,950,000	EUR	4.375% due 8/9/2017	137,068,072

	95,400,000	EUR	6.75% due 4/20/2018	121,427,749

				298,161,913

Norway | 0.2%
			Golden Close Maritime Corp. Ltd.,
	29,529,629	USD	9% due 10/24/2019 (a)	22,590,166

Switzerland | 0.2%
	8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	10,825,784

			UBS Preferred Funding Trust V,
	8,967,000	USD	6.243% due 5/15/2016 (f)	9,359,306

				20,185,090

United States | 0.8%
			Brandywine Operating Partnership, LP,
	6,070,000	USD	5.7% due 5/1/2017	6,540,104

			Intelsat Luxembourg SA,
	38,624,000	USD	7.75% due 6/1/2021	35,775,480

			Leucadia National Corp.,
	3,418,000	USD	8.125% due 9/15/2015	3,522,454

			MFA Financial Inc.,
	370,291		8% due 4/15/2042 (g)	9,657,189

			Mohawk Industries Inc.,
	28,790,000	USD	6.125% due 1/15/2016 (h)	29,890,901

				85,386,128

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $450,650,332)	426,323,297

SOVEREIGN GOVERNMENT BONDS – 3.2%

Singapore | 3.1%
			Government of Singapore:
	149,845,000	SGD	2.875% due 7/1/2015	109,708,793

	191,667,000	SGD	3.75% due 9/1/2016	144,757,432

	70,235,000	SGD	2.375% due 4/1/2017	52,266,949

				306,733,174

Taiwan | 0.1%
			Government of Taiwan,
	349,300,000	TWD	2% due 7/20/2015	11,214,539

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $346,376,071)	317,947,713

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

OUNCES		DESCRIPTION	FAIR VALUE

COMMODITIES – 4.3%
365,312		Gold Bullion (b)	$432,646,168

		TOTAL COMMODITIES
		(Cost — $505,489,855)	432,646,168

PRINCIPAL
AMOUNT
SHORT-TERM INVESTMENTS – 37.1%

Commercial Paper | 37.1%
		Apple Inc.:
40,000,000	USD	0.07% due 4/1/2015 (e)	40,000,000

40,000,000	USD	0.07% due 4/7/2015 (e)	39,999,533

54,000,000	USD	0.07% due 4/9/2015 (e)	53,999,160

40,000,000	USD	0.07% due 4/13/2015 (e)	39,999,067

23,115,000	USD	0.06% due 4/16/2015 (e)	23,114,422

29,530,000	USD	0.07% due 4/20/2015 (e)	29,528,909

8,500,000	USD	0.07% due 4/27/2015 (e)	8,499,570

23,811,000	USD	0.07% due 5/4/2015 (e)	23,809,472

50,000,000	USD	0.07% due 5/5/2015 (e)	49,996,694

123,488,000	USD	0.07% due 5/20/2015 (e)	123,476,234

75,000,000	USD	0.07% due 5/21/2015 (e)	74,992,708

		Coca-Cola Co.,
30,000,000	USD	0.08% due 5/20/2015 (e)	29,996,733

		Devon Energy Corp.:
10,000,000	USD	0.55% due 4/1/2015 (e)	10,000,000

28,500,000	USD	0.5% due 4/9/2015 (e)	28,496,833

17,400,000	USD	0.6% due 4/21/2015 (e)	17,394,200

42,900,000	USD	0.6% due 4/22/2015 (e)	42,884,985

35,000,000	USD	0.6% due 4/24/2015 (e)	34,986,583

		Diageo Capital Plc,
32,425,000	USD	0.53% due 4/1/2015 (e)	32,425,000

		Dover Corp.,
20,200,000	USD	0.11% due 4/6/2015 (e)	20,199,691

		E.I. Du Pont de Nemours &
30,000,000	USD	Co., 0.12% due 4/9/2015 (e)	29,999,200

		Electricité de France SA:
50,000,000	USD	0.11% due 5/7/2015 (e)	49,994,500

6,605,000	USD	0.18% due 5/22/2015 (e)	6,603,316

12,317,000	USD	0.17% due 5/28/2015 (e)	12,313,685

		Estée Lauder Companies Inc.,
32,000,000	USD	0.08% due 4/7/2015 (e)	31,999,573

		GDF Suez SA:
44,386,000	USD	0.17% due 4/7/2015 (e)	44,384,742
25,449,000	USD	0.14% due 4/9/2015 (e)	25,448,208

20,320,000	USD	0.15% due 4/14/2015 (e)	20,318,899

50,350,000	USD	0.17% due 5/12/2015 (e)	50,340,252

		Google Inc.:
80,000,000	USD	0.06% due 4/7/2015 (e)	79,999,200

82,000,000	USD	0.05% due 4/15/2015 (e)	81,998,406

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 37.1% (continued)

		Google Inc. (continued):
28,700,000	USD	0.07% due 5/14/2015 (e)	$28,697,600

38,300,000	USD	0.07% due 5/19/2015 (e)	38,296,425

61,200,000	USD	0.08% due 5/27/2015 (e)	61,192,384

		Johnson & Johnson:
19,500,000	USD	0.05% due 4/9/2015 (e)	19,499,783

24,500,000	USD	0.05% due 4/13/2015 (e)	24,499,592

25,000,000	USD	0.05% due 4/17/2015 (e)	24,999,444

40,000,000	USD	0.01% due 5/5/2015 (e)	39,999,622

		L’Oréal USA Inc.:
10,000,000	USD	0.09% due 4/8/2015 (e)	9,999,825

4,600,000	USD	0.09% due 4/9/2015 (e)	4,599,908

33,000,000	USD	0.08% due 4/16/2015 (e)	32,998,900

		Merck & Co. Inc.:
30,000,000	USD	0.07% due 4/16/2015 (e)	29,999,125

31,900,000	USD	0.08% due 4/22/2015 (e)	31,898,511

76,000,000	USD	0.08% due 4/29/2015 (e)	75,995,271

		Microsoft Corp.:
50,500,000	USD	0.08% due 4/15/2015 (e)	50,498,429

78,100,000	USD	0.1% due 4/15/2015 (e)	78,096,963

		Mondelez International Inc.:
20,000,000	USD	0.54% due 4/14/2015 (e)	19,996,100

17,000,000	USD	0.51% due 4/21/2015 (e)	16,995,183

40,000,000	USD	0.54% due 4/21/2015 (e)	39,988,000

27,500,000	USD	0.51% due 4/22/2015 (e)	27,491,819

45,628,000	USD	0.47% due 4/23/2015 (e)	45,614,895

23,100,000	USD	0.54% due 5/18/2015 (e)	23,083,715

		Nestlé Capital Corp.,
47,350,000	USD	0.08% due 5/14/2015 (e)	47,345,475

		Novartis Finance Corp.,
30,700,000	USD	0.1% due 4/2/2015 (e)	30,699,915

		Philip Morris International Inc.:
50,000,000	USD	0.11% due 4/20/2015 (e)	49,997,097

50,000,000	USD	0.09% due 4/23/2015 (e)	49,997,250

50,000,000	USD	0.07% due 5/6/2015 (e)	49,996,597

50,000,000	USD	0.07% due 5/13/2015 (e)	49,995,917

		Praxair Inc.:
56,500,000	USD	0.07% due 4/22/2015	56,497,693

20,400,000	USD	0.06% due 4/27/2015	20,399,116

		Reed Elsevier Plc:
29,600,000	USD	0.42% due 4/9/2015 (e)	29,597,237

20,000,000	USD	0.43% due 4/9/2015 (e)	19,998,089

30,000,000	USD	0.52% due 4/10/2015 (e)	29,996,100

17,000,000	USD	0.52% due 4/16/2015 (e)	16,996,317

50,000,000	USD	Roche Holdings, Inc.,
		0.09% due 5/26/2015 (e)	49,993,125

		Siemens Capital Co., LLC:
75,000,000	USD	0.08% due 4/24/2015 (e)	74,996,167

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 37.1% (continued)

		Siemens Capital Co., LLC (continued):
23,292,000	USD	0.08% due 4/28/2015 (e)	$23,290,603

50,000,000	USD	0.1% due 4/29/2015 (e)	49,996,111

		Telstra Corp. Ltd.:
50,000,000	USD	0.16% due 6/9/2015 (e)	49,980,847

50,000,000	USD	0.16% due 6/15/2015 (e)	49,978,784

90,000,000	USD	0.18% due 6/22/2015 (e)	89,957,462

		Unilever Capital Corp.,
15,696,000	USD	0.07% due 4/7/2015 (e)	15,695,817

		United Parcel Service, Inc.:
95,200,000	USD	0.01% due 4/6/2015 (e)	95,199,868

100,000,000	USD	0.01% due 4/8/2015 (e)	99,999,806

50,000,000	USD	0.03% due 4/8/2015 (e)	49,999,757

50,000,000	USD	0.03% due 4/10/2015 (e)	49,999,688

31,700,000	USD	0.02% due 4/16/2015 (e)	31,699,736

19,700,000	USD	0.02% due 4/28/2015 (e)	19,699,705

32,100,000	USD	0.02% due 5/4/2015 (e)	32,099,412

50,000,000	USD	0.03% due 5/4/2015 (e)	49,998,625

50,000,000	USD	0.03% due 5/7/2015 (e)	49,998,500

50,000,000	USD	0.02% due 5/11/2015 (e)	49,998,889

		United Technologies
9,400,000	USD	Corp., 0.12% due 5/29/2015 (e)	9,398,183

		Vodafone Group Plc,
85,696,000	USD	0.57% due 4/10/2015 (e)	85,683,788

		Wal-Mart Stores, Inc.:
115,500,000	USD	0.06% due 4/13/2015 (e)	115,497,690

30,000,000	USD	0.05% due 4/27/2015 (e)	29,998,917

		Walt Disney Co.:
50,000,000	USD	0.09% due 4/1/2015 (e)	50,000,000

38,000,000	USD	0.09% due 4/17/2015 (e)	37,998,480

47,829,000	USD	0.09% due 5/6/2015 (e)	47,824,815

49,100,000	USD	0.09% due 5/15/2015 (e)	49,094,599

24,200,000	USD	0.09% due 5/29/2015 (e)	24,196,491

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,715,447,944)	3,715,433,937

		TOTAL INVESTMENTS — 99.4%
		(Cost — $8,790,222,522)	9,956,521,794

		Other Assets In Excess of
		Liabilities — 0.6%	55,403,817

		TOTAL NET ASSETS — 100.0%	$10,011,925,611

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

The IVA Worldwide Fund had the following open forward foreign currency contracts at March 31, 2015:

					USD	NET
		SETTLEMENT	LOCAL		VALUE AT	UNREALIZED
FOREIGN		DATES	CURRENCY	USD	MArch 31,	APPRECIATION/
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2015	(DEPRECIATION)

Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	06/04/2015	AUD 131,658,000	$101,752,585	$99,920,420	$1,832,165

euro	State Street Bank & Trust Co.	06/04/2015	EUR 294,895,000	332,794,154	317,352,130	15,442,024

Japanese yen	State Street Bank & Trust Co.	06/04/2015	JPY 60,855,700,000	507,725,099	507,834,918	(109,819)

South Korean won	State Street Bank & Trust Co.	04/06/2015	KRW 121,909,000,000	110,418,263	109,885,204	533,059

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$17,697,429

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NV	—	Non-voting
SGD	—	Singapore dollar
TWD	—	Taiwan dollar
USD	—	United States dollar

(a)	Security is deemed illiquid. As of March 31, 2015, the value of these illiquid securities amounted to 0.2% of total net assets.
(b)	Non-income producing investment.

See Notes to Financial Statements.	19

IVA Worldwide Fund	IVA Funds

Schedule of Investments
March 31, 2015

(c)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2014	ADDITIONS	REDUCTIONS	2015	2015	GAIN	INCOME*

Cosel Co., Ltd.	2,140,300	5,200	—	2,145,500	$24,096,290	—	$238,532

DeVry Education Group Inc.	3,811,345	1,415,040	—	5,226,385	174,352,204	—	686,042

Icom Inc.	944,700	—	—	944,700	22,748,102	—	118,819

Miura Co., Ltd.	9,390,712	—	635,812	8,754,900	98,837,992	$653,267	639,204

Net 1 U.E.P.S. Technologies Inc.	6,006,359	14,570	—	6,020,929	82,366,309	—	—

Total					$402,400,897	$653,267	$1,682,597

*	Dividend income is gross of withholding taxes.

(d)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(e)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Senior unsecured note. The first call date is April 15, 2017.
(h)	Variable rate security. The interest rate shown reflects the rate currently in effect.

20	See Notes to Financial Statements.

IVA International Fund	IVA Funds
Performance (unaudited)	As of March 31, 2015

Average Annual Total Returns as of March 31, 2015	Six Months(a)	One Year	Five Year	Since Inception(b)

Class A	0.96%	2.46%	7.85%	10.00%
Class A (with a 5% maximum initial sales charge)	-4.09%	-2.69%	6.75%	9.14%
Class C	0.59%	1.68%	7.04%	9.17%
Class I	1.06%	2.66%	8.12%	10.27%
MSCI All Country World (ex-U.S.) Index (Net)(c)	-0.51%	-1.01%	4.82%	5.45%
Consumer Price Index(d)	-0.80%	0.04%	1.64%	1.15%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2015. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results.   The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2015. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

21

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2015

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	5.1%

Government of Singapore, 2.875% due 7/1/2015, 3.75% due 9/1/2016,
2.375% due 4/1/2017	4.3%

Astellas Pharma Inc.	3.8%

Nestlé SA	3.0%

News Corp., Class ‘A’ , Class ‘B’	2.8%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017,
6.75% due 4/20/2018	2.5%

Genting Malaysia Berhad	2.1%

Samsung Electronics Co., Ltd.	2.1%

Alten SA	1.7%

Hongkong & Shanghai Hotels Ltd.	1.7%

Top 10 positions represent 29.1% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

22

IVA International Fund	IVA Funds

Schedule of Investments
March 31, 2015

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 56.1%

Argentina | 0.0%
	894	Nortel Inversora SA, Series ‘B’, ADR	$20,204

Australia | 0.1%
	1,380,029	Programmed Maintenance Services Ltd.	2,543,660

Belgium | 0.4%
	129,186	Sofina SA	13,362,881

Canada | 0.3%
	2,233,136	Uranium Participation Corp. (a)	9,926,616

China | 3.1%
	39,557,030	Clear Media Ltd. (b)	41,686,512

	26,197,000	Digital China Holdings Ltd.	28,620,999

	35,128,000	Phoenix Satellite Television Holdings Ltd.	11,101,185

	110,297,000	Springland International Holdings Ltd.	33,860,275

			115,268,971

France | 12.7%
	1,409,481	Alten SA	64,736,500

	2,945,609	Altran Technologies SA	29,496,758

	6,852,800	Bolloré SA	36,525,532

	19,200	Bolloré SA NV (a)(c)	100,747

	220,428	Bureau Veritas SA	4,737,935

	67,242	Cap Gemini SA	5,521,702

	553,036	Carrefour SA	18,487,735

	534,162	CNP Assurances	9,367,777

	273,792	Danone SA	18,435,011

	749,504	Eutelsat Communications SA	24,850,063

	28,772	Financière de l’Odet SA	32,360,209

	518,599	Financière Marc de Lacharriere SA	43,494,652

	1,487,919	GDF Suez SA	29,445,890

	47,385	ID Logistics Group SA (a)	4,318,075

	76,923	Robertet SA	14,921,151

	5,900	Robertet SA-CI (c)	697,837

	306,687	Séché Environnement SA	10,057,842

	320,072	Securidev SA (b)	12,733,828

	2,251,141	Societe d’Edition de Canal Plus	15,079,965

	213,624	Sodexo SA	20,854,397

	506,198	Thales SA	28,139,770

	441,577	Total SA, ADR	21,928,714

	433,638	Vinci SA	24,819,520

			471,111,610

See Notes to Financial Statements.	23

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Germany | 0.8%
	255,033	Siemens AG	$27,614,388

Hong Kong | 4.0%
	23,698,500	APT Satellite Holdings Ltd.	26,869,498

		Asia Satellite Telecommunications
	5,031,500	Holdings Ltd.	18,496,611

	139,009	Great Eagle Holdings Ltd.	488,607

	4,762,000	Henderson Land Development Co. Ltd.	33,414,742

	45,734,761	Hongkong & Shanghai Hotels Ltd.	64,419,726

	14,130,000	Midland Holdings Ltd. (a)	6,215,075

			149,904,259

India | 0.6%
	432,763	Bajaj Holdings and Investment Ltd.	8,975,953

	29,719,091	South Indian Bank Ltd.	11,943,436

			20,919,389

Indonesia | 0.4%
	293,703,500	PT Bank Bukopin Tbk	15,948,718

Japan | 15.8%
	441,700	Arcland Sakamoto Co., Ltd.	9,483,283

	891,400	As One Corp.	27,016,626

	8,512,500	Astellas Pharma Inc.	139,645,172

	1,273,800	Azbil Corp.	34,623,654

	62,500	The Bank of Okinawa Ltd.	2,626,423

	863,400	Benesse Holdings Inc.	27,211,840

	1,301,900	Cosel Co., Ltd.	14,621,748

	949,100	Daiichikosho Co., Ltd.	29,517,180

	158,700	Earth Chemical Co., Ltd.	5,484,733

	1,213,500	Hi-Lex Corp.	36,880,039

	706,000	Icom Inc.	17,000,275

	98,400	Medikit Co., Ltd.	3,052,053

	3,137,700	Miura Co., Ltd.	35,422,902

	765,300	Nitto Kohki Co., Ltd.	13,808,389

	439,300	Okinawa Cellular Telephone Co.	12,801,547

	219,100	Pola Orbis Holdings Inc.	11,636,862

	936,600	San-A Co., Ltd.	35,610,089

	297,600	Sankyo Co., Ltd.	10,607,746

	10,600	Secom Joshinetsu Co., Ltd.	278,401

	432,175	Shingakukai Co., Ltd.	1,931,428

	306,950	Shofu Inc.	3,519,042

	4,500	SK Kaken Co., Ltd.	367,324

	203,800	Techno Medica Co., Ltd.	4,100,299

	2,513,700	Toho Co., Ltd.	61,577,109

	551,500	Transcosmos Inc.	11,647,555

	8,518,500	Yahoo Japan Corp.	35,228,882

			585,700,601

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Malaysia | 2.1%
	69,408,400	Genting Malaysia Berhad	$79,275,694

Mexico | 0.1%
	274,660	Corporativo Fragua, SAB de CV	4,069,437

Norway | 0.0%
	84,237	Stolt-Nielsen Ltd.	1,296,646

Singapore | 1.2%
	2,184,500	First Resources Ltd.	3,008,493

	6,866,920	Haw Par Corp. Ltd.	43,032,398

			46,040,891

South Africa | 1.0%
	2,813,516	Net 1 U.E.P.S. Technologies Inc. (a)(b)	38,488,899

South Korea | 4.2%
	28,200	E-Mart Co., Ltd.	5,922,394

	81,948	Fursys Inc.	2,430,113

	1,106,920	Kangwon Land, Inc.	34,570,984

	12,732	Lotte Chilsung Beverage Co., Ltd.	19,773,073

	9,555	Lotte Confectionery Co., Ltd.	15,364,478

	60,950	Samsung Electronics Co., Ltd.	79,164,406

			157,225,448

Switzerland | 4.2%
	24,036	APG SGA SA	9,145,206

	1,469,017	Nestlé SA	110,954,772

	57,358	Schindler Holding AG	9,549,829

	1,271,928	UBS Group AG	23,977,898

			153,627,705

Thailand | 0.6%
	20,611,300	Thaicom PCL	22,011,145

United Kingdom | 1.7%
	1,912,614	Antofagasta Plc	20,782,282

	607,604	Avanti Communications Group Plc (a)	2,018,957

	4,611,634	Millennium & Copthorne Hotels Plc	39,266,754

			62,067,993

United States | 2.8%
	3,226,336	News Corp., Class ‘A’ (a)	51,653,640

	3,319,060	News Corp., Class ‘B’ (a)	52,673,482

			104,327,122
		TOTAL COMMON STOCKS
		(Cost — $1,717,240,141)	2,080,752,277

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	SHARES		DESCRIPTION	FAIR VALUE

PREFERRED STOCKS – 0.0%

Switzerland | 0.0%
			UBS Preferred Funding Trust IV,
	44,039		Series ‘D’, 0.875% due 4/30/2015 (d)	$869,770

			TOTAL PREFERRED STOCKS
			(Cost — $712,126)	869,770

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 4.9%

France | 2.5%
			Wendel:
	23,950,000	EUR	4.875% due 5/26/2016 (e)	27,065,609

	36,400,000	EUR	4.375% due 8/9/2017	42,661,632

	17,600,000	EUR	6.75% due 4/20/2018	22,401,765

				92,129,006

Norway | 1.1%
			Golden Close Maritime Corp. Ltd.,
	14,200,000	USD	9% due 10/24/2019 (c)	10,863,000

			Stolt-Nielsen Ltd.:
	107,500,000	NOK	6.22% due 6/22/2016 (c)(f)	13,644,628

	77,500,000	NOK	6% due 3/19/2018 (c)(f)	9,861,030

	62,000,000	NOK	6.34% due 9/4/2019 (c)(f)	7,984,737

				42,353,395

Singapore | 0.3%
			DBS Capital Funding II Corp.,
	7,750,000	SGD	5.75% due 6/15/2018 (g)	6,115,969

			United Overseas Bank Ltd.,
	8,250,000	SGD	4.9% due 7/23/2018 (g)	6,253,841

				12,369,810

Switzerland | 0.3%
	4,500,000	EUR	UBS AG, 7.152% due 12/21/2017 (g)	5,473,711

			UBS Preferred Funding Trust V,
	4,488,000	USD	6.243% due 5/15/2016 (g)	4,684,350

				10,158,061

United Kingdom | 0.3%
			Avanti Communications Group Plc,
	12,136,000	USD	10% due 10/1/2019 (c)(e)	11,771,920

United States | 0.4%
			Intelsat Luxembourg SA,
	13,885,000	USD	7.75% due 6/1/2021	12,860,981

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $205,160,578)	181,643,173

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

SOVEREIGN GOVERNMENT BONDS – 4.4%

Singapore | 4.3%
			Government of Singapore:
	80,339,000	SGD	2.875% due 7/1/2015	$58,820,078

	77,990,000	SGD	3.75% due 9/1/2016	58,902,326

	54,771,000	SGD	2.375% due 4/1/2017	40,759,067

				158,481,471

Taiwan | 0.1%
			Government of Taiwan,
	171,000,000	TWD	2% due 7/20/2015	5,490,084

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $179,104,234)	163,971,555

	OUNCES
COMMODITIES – 5.1%
	158,216		Gold Bullion (a)	187,378,664

			TOTAL COMMODITIES
			(Cost — $217,083,962)	187,378,664

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 28.5%

Commercial Paper | 28.5%
			Apple Inc.:
	20,000,000	USD	0.07% due 4/20/2015 (e)	19,999,261

	21,300,000	USD	0.07% due 4/27/2015 (e)	21,298,923

	51,512,000	USD	0.07% due 5/20/2015 (e)	51,507,092

	20,000,000	USD	Coca-Cola Co., 0.08% due 5/20/2015 (e)	19,997,822

	10,800,000	USD	Devon Energy Corp., 0.38% due 4/2/2015 (e)	10,799,886

	16,300,000	USD	Diageo Capital Plc, 0.55% due 4/2/2015 (e)	16,299,751

			Electricité de France SA:
	38,800,000	USD	0.09% due 4/10/2015 (e)	38,799,127

	30,000,000	USD	0.17% due 5/28/2015 (e)	29,991,925

	7,389,000	USD	GDF Suez SA, 0.16% due 4/21/2015 (e)	7,388,343

			Google Inc.:
	20,000,000	USD	0.06% due 4/7/2015 (e)	19,999,800

	26,300,000	USD	0.07% due 5/14/2015 (e)	26,297,801

	25,800,000	USD	0.07% due 5/19/2015 (e)	25,797,592

			Johnson & Johnson:
	38,000,000	USD	0.05% due 4/23/2015 (e)	37,998,839

	20,000,000	USD	0.01% due 5/5/2015 (e)	19,999,811

			L’Oréal USA Inc.:
	30,000,000	USD	0.09% due 4/8/2015 (e)	29,999,475

	40,000,000	USD	0.1% due 5/5/2015 (e)	39,996,222

			Merck & Co. Inc.:
	46,400,000	USD	0.08% due 4/22/2015 (e)	46,397,835

	15,100,000	USD	0.08% due 4/29/2015 (e)	15,099,060

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 28.5% (continued)

			Microsoft Corp.,
	47,700,000	USD	0.1% due 4/15/2015 (e)	$47,698,145

			Mondelez International Inc.:
	20,000,000	USD	0.54% due 4/14/2015 (e)	19,996,100

	15,000,000	USD	0.51% due 4/21/2015 (e)	14,995,750

	20,000,000	USD	0.54% due 4/21/2015 (e)	19,994,000

	10,200,000	USD	0.54% due 5/18/2015 (e)	10,192,809

			Novartis Finance Corp.:
	18,500,000	USD	0.1% due 4/2/2015 (e)	18,499,949

	26,000,000	USD	0.1% due 4/16/2015 (e)	25,998,917

			Philip Morris International Inc.,
	17,100,000	USD	0.09% due 5/20/2015 (e)	17,097,905

			Praxair Inc.:
	25,000,000	USD	0.07% due 4/22/2015	24,998,979

	26,400,000	USD	0.06% due 4/27/2015	26,398,856

			Reed Elsevier Plc:
	15,400,000	USD	0.42% due 4/9/2015 (e)	15,398,563

	40,000,000	USD	0.52% due 4/10/2015 (e)	39,994,800

	8,000,000	USD	0.52% due 4/16/2015 (e)	7,998,267

			Roche Holdings, Inc.,
	25,000,000	USD	0.08% due 5/11/2015 (e)	24,997,778

			Siemens Capital Co., LLC:
	60,000,000	USD	0.08% due 4/24/2015 (e)	59,996,933

	27,000,000	USD	0.1% due 4/29/2015 (e)	26,997,900

			Unilever Capital Corp.,
	24,304,000	USD	0.07% due 4/7/2015 (e)	24,303,717

			United Technologies Corp.,
	8,900,000	USD	0.12% due 5/29/2015 (e)	8,898,279

			Vodafone Group Plc,
	14,400,000	USD	0.57% due 4/10/2015 (e)	14,397,948

			Wal-Mart Stores, Inc.,
	20,000,000	USD	0.05% due 4/27/2015 (e)	19,999,278

			Walt Disney Co.:
	25,000,000	USD	0.09% due 4/1/2015 (e)	25,000,000

	28,600,000	USD	0.09% due 4/17/2015 (e)	28,598,856

	20,900,000	USD	0.09% due 5/15/2015 (e)	20,897,701

	37,200,000	USD	0.09% due 5/29/2015 (e)	37,194,606

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $1,058,214,601)	1,058,214,601

			TOTAL INVESTMENTS — 99.0%
			(Cost — $3,377,515,642)	3,672,830,040

			Other Assets In Excess of Liabilities — 1.0%	36,134,644

			TOTAL NET ASSETS — 100.0%	$3,708,964,684

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

The IVA International Fund had the following open forward foreign currency contracts at March 31, 2015:

						USD	NET
		SETTLEMENT		LOCAL		VALUE AT	UNREALIZED
FOREIGN		DATES		CURRENCY	USD	MARCH 31,	APPRECIATION/
CURRENCY	COUNTERPARTY	THROUGH		AMOUNT	EQUIVALENT	2015	(DEPRECIATION)

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	06/04/2015	AUD	56,970,000	$44,030,462	$43,236,767	$ 793,695

	State Street
	Bank &
euro	Trust Co.	06/04/2015	EUR	174,172,000	196,240,747	187,435,715	8,805,032

	State Street
Japanese	Bank &
yen	Trust Co.	06/04/2015	JPY	49,482,900,000	412,717,936	412,930,004	(212,068)

South	State Street
Korean	Bank &
won	Trust Co.	04/06/2015	KRW	53,951,000,000	48,864,546	48,629,852	234,694

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$9,621,353

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
NV	—	Non-voting
SGD	—	Singapore dollar
TWD	—	Taiwan dollar
USD	—	United States dollar

See Notes to Financial Statements.	29

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2015

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2014	ADDITIONS	REDUCTIONS	2015	2015	GAIN/(LOSS)	INCOME

Clear Media Ltd.	39,557,030	—	—	39,557,030	$41,686,512	—	—

Net 1 U.E.P.S.
Technologies
Inc.	2,725,972	87,544	—	2,813,516	38,488,899	—	—

Securidev SA	271,086	48,986	—	320,072	12,733,828	—	—

Total					$92,909,239	—	—

(c)	Security is deemed illiquid. As of March 31, 2015, the value of these illiquid securities amounted to 1.5% of total net assets.
(d)	Floating rate perpetual preferred stock. The rate shown reflects the rate currently in effect. The security has no maturity date. The date shown reflects the next call date.
(e)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(f)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(g)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.

30	See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)	IVA Funds

March 31, 2015

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:

Non-affiliated securities	$4,211,103,910	$2,038,003,098

Affiliated securities	358,180,813	64,213,981

Commodities	505,489,855	217,083,962

Short-term investments, at cost	3,715,447,944	1,058,214,601

Foreign currency, at cost	—	1,486

Long-term investments, at fair value:

Non-affiliated securities	$5,406,040,792	$2,334,327,536

Affiliated securities	402,400,897	92,909,239

Commodities	432,646,168	187,378,664

Short-term investments, at fair value	3,715,433,937	1,058,214,601

Foreign currency, at fair value	—	1,467

Cash	268,049	285,392

Dividends and interest receivable	34,607,333	15,273,214

Receivable for investments sold	26,620,980	15,325,981

Unrealized appreciation on open forward foreign currency contracts	17,697,429	9,621,353

Receivable for fund shares sold	8,950,078	3,336,921

Prepaid expenses	161,436	69,344

Total assets	$10,044,827,099	$3,716,743,712
Liabilities:

Payable for investments purchased	$14,607,297	$3,207,459

Payable for fund shares repurchased	7,858,628	1,030,924

Accrued investment advisory fees	7,692,994	2,849,587

Accrued distribution and service fees	1,590,245	163,708

Accrued expenses and other liabilities	1,152,324	527,350

Total liabilities	32,901,488	7,779,028

Net Assets	$10,011,925,611	$3,708,964,684

Net Assets Consist of:
Par value ($0.001 per share)	$565,029	$218,640

Additional paid-in-capital	8,703,719,885	3,325,299,102

Distributions in excess of net investment income	(116,976,273)	(76,396,546)

Accumulated net realized gain on investments, written options
and foreign currency transactions	243,004,151	155,885,610

Unrealized appreciation from investments and foreign
currency translation	1,181,612,819	303,957,878

Net Assets	$10,011,925,611	$3,708,964,684

Net Asset Value Per Share:
Class A
Net assets	$1,997,727,031	$456,240,358

Shares outstanding	112,652,318	26,914,810

Net asset value per share	$17.73	$16.95

Maximum offering price per share (with a maximum initial sales
charge of 5.00%)	$18.66	$17.84

Class C
Net assets	$1,353,777,539	$79,480,326

Shares outstanding	76,960,972	4,743,107

Net asset value per share	$17.59	$16.76

Class I
Net assets	$6,660,421,041	$3,173,244,000

Shares outstanding	375,415,581	186,982,086

Net asset value per share	$17.74	$16.97

See Notes to Financial Statements.	31

Statements of Operations (unaudited)	IVA Funds

For the Six Months Ended March 31, 2015

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$21,708,712	$8,088,830

Dividends:
Non-affiliated securities	37,433,953	14,587,176

Affiliated securities	1,682,597	—

Other income	—	121,469

Less: Foreign taxes withheld	(2,958,119)	(1,750,959)

Total income	57,867,143	21,046,516

Expenses:
Investment advisory fees	45,520,187	16,246,111

Distribution and service fees:
Class A	2,524,414	527,777

Class C	6,934,236	399,214

Trustee fees	155,987	55,101

Other expenses	4,919,998	1,728,169

Total expenses	60,054,822	18,956,372

Net investment income (loss)	(2,187,679)	2,090,144

Net Realized and Change in Unrealized Gain (Loss)
on Investments, Written Options and
Foreign Currency:
Net realized gain on:
Investments:
Non-affiliated securities	127,484,205	65,191,994

Affiliated securities	653,267	—

Written options	6,401,443	—

Foreign currency transactions	175,401,755	113,988,412

Net realized gain	309,940,670	179,180,406

Net change in unrealized appreciation
(depreciation) from:
Investments (net of any accrued foreign capital gains
tax withholding)	(197,976,645)	(113,694,727)

Written options	(6,302,763)	—

Foreign currency translation	(35,504,998)	(27,079,734)

Net change in unrealized depreciation (depreciation)	(239,784,406)	(140,774,461)

Net realized and change in unrealized gain on
investments, written options and foreign currency	70,156,264	38,405,945

Increase in net assets resulting from operations	$67,968,585	$40,496,089

32	See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,
	2015	2014	2015	2014

Operations:
Net investment income (loss)	$(2,187,679)	$18,417,509	$2,090,144	$22,563,717

Net realized gain	309,940,670	429,811,234	179,180,406	128,397,109

Net change in net unrealized
appreciation (depreciation)	(239,784,406)	293,875,095	(140,774,461)	91,590,196

Increase in net assets
resulting from operations	67,968,585	742,103,838	40,496,089	242,551,022

Distributions to Shareholders:
Net investment income:
Class A	(22,748,170)	(26,557,492)	(10,950,818)	(8,738,822)

Class C	(5,318,532)	(5,547,003)	(1,581,767)	(1,367,219)

Class I	(92,175,893)	(75,804,297)	(91,721,437)	(75,580,988)

Net realized gain on investments:
Class A	(77,757,586)	(72,619,765)	(12,633,252)	(6,775,326)

Class C	(54,355,243)	(42,834,331)	(2,542,238)	(1,527,789)

Class I	(258,004,820)	(170,582,807)	(96,807,363)	(53,176,210)

Decrease in net assets resulting
from distributions	(510,360,244)	(393,945,695)	(216,236,875)	(147,166,354)

Capital Share Transactions:
Proceeds from shares sold	789,304,913	2,166,513,255	409,757,626	560,802,602

Reinvestment of distributions	409,083,951	310,875,468	186,124,101	121,149,666

Cost of shares repurchased	(1,104,868,663)	(1,667,267,580)	(321,352,909)	(473,387,680)

Increase in net assets from
capital share transactions	93,520,201	810,121,143	274,528,818	208,564,588

Increase (decrease) in net assets	(348,871,458)	1,158,279,286	98,788,032	303,949,256

Net Assets:
Beginning of period	$10,360,797,069	$9,202,517,783	$3,610,176,652	$3,306,227,396

End of period	$10,011,925,611	$10,360,797,069	$3,708,964,684	$3,610,176,652

Undistributed (distributions in
excess of) net investment income	$(116,976,273)	$5,454,001	$(76,396,546)	$25,767,332

See Notes to Financial Statements.	33

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011	2010

Net asset value,
beginning of period	$18.54		$17.91	$16.18	$15.71	$16.03	$15.00

Increase from investment
operations:(a)
Net investment income
(loss)(b)	(0.01)		0.03	0.12	0.18	0.16	0.21
Net realized and
unrealized gain	0.12		1.35	2.08	1.26	0.00	1.27

Increase from investment
operations	0.11		1.38	2.20	1.44	0.16	1.48

Decrease from distributions:
Net investment income	(0.21)		(0.20)	(0.30)	(0.12)	(0.06)	(0.10)
Net realized gain on
investments	(0.71)		(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.92)		(0.75)	(0.47)	(0.97)	(0.48)	(0.45)

Net asset value, end of
period	$17.73		$18.54	$17.91	$16.18	$15.71	$16.03

Total return(c)	0.67%		8.00%	14.02%	9.62%	0.86%	10.16%
Ratios to average net assets:
Operating expenses	1.25	%(d)	1.26%	1.27%	1.28%	1.29%	1.31%
Net investment income (loss)	(0.11	)%(d)	0.14%	0.72%	1.16%	0.93%	1.41%
Supplemental data:
Portfolio turnover rate	13.0%		22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of
period (000’s)	$1,997,727		$2,083,683	$2,378,045	$2,408,396	$2,714,773	$1,931,625

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

34	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended			Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011	2010

Net asset value,
beginning of period	$18.33		$17.71	$16.01	$15.54	$15.92	$14.92

Increase from investment
operations:(a)
Net investment income
(loss)(b)	(0.08)		(0.11)	(0.01)	0.06	0.03	0.10
Net realized and
unrealized gain	0.12		1.35	2.07	1.26	0.01	1.25

Increase from investment
operations	0.04		1.24	2.06	1.32	0.04	1.35

Decrease from distributions:
Net investment income	(0.07)		(0.07)	(0.19)	—	—	(0.00	)(c)
Net realized gain on
investments	(0.71)		(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.78)		(0.62)	(0.36)	(0.85)	(0.42)	(0.35)

Net asset value, end
of period	$17.59		$18.33	$17.71	$16.01	$15.54	$15.92

Total return(d)	0.29%		7.23%	13.13%	8.87%	0.09%	9.26%
Ratios to average net assets:
Operating expenses	2.00	%(e)	2.01%	2.02%	2.03%	2.04%	2.06%
Net investment income (loss)	(0.86	)%(e)	(0.61)%	(0.03)%	0.41%	0.18%	0.67%
Supplemental data:
Portfolio turnover rate	13.0%		22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of
period (000’s)	$1,353,778		$1,431,328	$1,380,608	$1,469,720	$1,631,750	$1,055,144

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.	35

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011	2010

Net asset value,
beginning of period	$18.57		$17.94	$16.21	$15.73	$16.05	$15.02

Increase from investment
operations:(a)
Net investment income(b)	0.01		0.07	0.16	0.23	0.20	0.25
Net realized and
unrealized gain	0.12		1.36	2.08	1.26	0.00	1.27

Increase from investment
operations	0.13		1.43	2.24	1.49	0.20	1.52

Decrease from distributions:
Net investment income	(0.25)		(0.25)	(0.34)	(0.16)	(0.10)	(0.14)
Net realized gain on
investments	(0.71)		(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.96)		(0.80)	(0.51)	(1.01)	(0.52)	(0.49)

Net asset value, end of
period	$17.74		$18.57	$17.94	$16.21	$15.73	$16.05

Total return(c)	0.82%		8.25%	14.28%	9.97%	1.09%	10.40%
Ratios to average net assets:
Operating expenses	1.00	%(d)	1.01%	1.02%	1.03%	1.04%	1.06%
Net investment income	0.14	%(d)	0.39%	0.97%	1.43%	1.18%	1.65%
Supplemental data:
Portfolio turnover rate	13.0%		22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of
period (000’s)	$6,660,421		$6,845,786	$5,443,865	$5,003,855	$4,830,219	$2,877,664

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

36	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011	2010

Net asset value,
beginning of period	$17.84		$17.39	$15.95	$15.56	$15.59	$14.59

Increase from investment
operations:(a)
Net investment income
(loss)(b)	(0.01)		0.08	0.16	0.23	0.20	0.17
Net realized and
unrealized gain	0.14		1.10	2.00	1.16	0.20	1.25

Increase from investment
operations	0.13		1.18	2.16	1.39	0.40	1.42

Decrease from distributions:
Net investment income	(0.47)		(0.41)	(0.44)	(0.23)	(0.02)	(0.16)
Net realized gain on
investments	(0.55)		(0.32)	(0.28)	(0.77)	(0.41)	(0.26)

Decrease from distributions	(1.02)		(0.73)	(0.72)	(1.00)	(0.43)	(0.42)

Net asset value, end of
period	$16.95		$17.84	$17.39	$15.95	$15.56	$15.59

Total return(c)	0.96%		7.05%	14.09%	9.53%	2.56%	9.96	%(d)
Ratios to average net assets:
Net operating expenses	1.25	%(e)	1.26%	1.26%	1.27%	1.30%	1.39%
Net investment
income (loss)	(0.07	)%(e)	0.45%	0.97%	1.52%	1.19%	1.13%
Supplemental data:
Portfolio turnover rate	11.6%		23.4%	40.1%	29.9%	54.3%	28.1%
Net assets, end of
period (000’s)	$456,241		$391,494	$377,043	$409,163	$371,560	$240,245

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.

See Notes to Financial Statements.	37

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011		2010

Net asset value,
beginning of period	$17.58		$17.14	$15.74	$15.35	$15.48		$14.51

Increase from investment
operations:(a)
Net investment income
(loss)(b)	(0.07)		(0.06)	0.04	0.11	0.07		0.06
Net realized and
unrealized gain	0.14		1.11	1.96	1.15	0.21		1.23

Increase from investment
operations	0.07		1.05	2.00	1.26	0.28		1.29

Decrease from distributions:
Net investment income	(0.34)		(0.29)	(0.32)	(0.10)	—		(0.06)
Net realized gain on
investments	(0.55)		(0.32)	(0.28)	(0.77)	(0.41)		(0.26)

Decrease from distributions	(0.89)		(0.61)	(0.60)	(0.87)	(0.41)		(0.32)

Net asset value, end of
period	$16.76		$17.58	$17.14	$15.74	$15.35		$15.48

Total return(c)	0.59%		6.29%	13.18%	8.76%	1.76	%(d)	9.05	%(d)
Ratios to average net assets:
Net operating expenses	2.00	%(e)	2.01%	2.01%	2.02%	2.06%		2.15	%(f)
Net investment
income (loss)	(0.84	)%(e)	(0.32)%	0.26%	0.74%	0.42%		0.41	%(g)
Supplemental data:
Portfolio turnover rate	11.6%		23.4%	40.1%	29.9%	54.3%		28.1%
Net assets, end of
period (000’s)	$79,480		$82,359	$81,804	$77,882	$79,196		$55,824

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)
Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% for the year ended September 30, 2010.

(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% for the year ended September 30, 2010.

38	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2015		2014	2013	2012	2011	2010

Net asset value,
beginning of period	$17.89		$17.43	$15.99	$15.60	$15.62	$14.62

Increase from investment
operations:(a)
Net investment income(b)	0.01		0.12	0.21	0.27	0.24	0.21
Net realized and
unrealized gain	0.14		1.12	1.99	1.16	0.21	1.24

Increase from investment
operations	0.15		1.24	2.20	1.43	0.45	1.45

Decrease from distributions:
Net investment income	(0.52)		(0.46)	(0.48)	(0.27)	(0.06)	(0.19)
Net realized gain on
investments	(0.55)		(0.32)	(0.28)	(0.77)	(0.41)	(0.26)

Decrease from distributions	(1.07)		(0.78)	(0.76)	(1.04)	(0.47)	(0.45)

Net asset value, end
of period	$16.97		$17.89	$17.43	$15.99	$15.60	$15.62

Total return(c)	1.06%		7.36%	14.34%	9.81%	2.86%	10.19	%(d)
Ratios to average net assets:
Net operating expenses	1.00	%(f)	1.01%	1.01%	1.02%	1.05%	1.13%
Net investment income	0.17	%(f)	0.69%	1.31%	1.79%	1.45%	1.44%
Supplemental data:
Portfolio turnover rate	11.6%		23.4%	40.1%	29.9%	54.3%	28.1%
Net assets, end of
period (000’s)	$3,173,244		$3,136,324	$2,847,380	$2,280,940	$1,813,032	$1,067,427

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(f)	Annualized.

See Notes to Financial Statements.	39

Notes to Financial Statements (unaudited)	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Exchange traded options may also be valued at the mean of the bid and asked quotations on an exchange at closing. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments having a maturity of 60 days or less as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

40

Notes to Financial Statements (unaudited)	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1	–	quoted prices in active markets for identical investments

•	Level 2	–	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3	–	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,792,244,456	—	—	$2,792,244,456
United States	2,150,733,194	—	—	2,150,733,194
Preferred stocks	121,193,029	—	—	121,193,029
Corporate notes & bonds	9,657,189	$416,666,108	—	426,323,297
Sovereign government bonds	—	317,947,713	—	317,947,713
Commodities	432,646,168	—	—	432,646,168
Short-term investments	—	3,715,433,937	—	3,715,433,937
Unrealized appreciation on
open forward foreign
currency contracts	—	17,697,429	—	17,697,429

Total assets	$5,506,474,036	$4,467,745,187	—	$9,974,219,223

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, the Worldwide Fund had no transfers between any levels. For the six months ended March 31, 2015 and the year ended September 30, 2014, there were no Level 3 assets or liabilities held in the Worldwide Fund.

41

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$1,976,425,155	—	—	$1,976,425,155
United States	104,327,122	—	—	104,327,122
Preferred stocks	869,770	—	—	869,770
Corporate notes & bonds	—	$181,643,173	—	181,643,173
Sovereign government bonds	—	163,971,555	—	163,971,555
Commodities	187,378,664	—	—	187,378,664
Short-term investments	—	1,058,214,601	—	1,058,214,601
Unrealized appreciation on
open forward foreign
currency contracts	—	9,621,353	—	9,621,353

Total assets	$2,269,000,711	$1,413,450,682	—	$3,682,451,393

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, the International Fund had transfers of $697,837 from Level 2 to Level 1 as a result of the Fund using last sale prices. For the six months ended March 31, 2015 and the year ended September 30, 2014, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign currency gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

42

Notes to Financial Statements (unaudited)	IVA Funds

The Funds adhere to U.S. GAAP accounting standards for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2013, 2012 and 2011) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the six months ended March 31, 2015, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes incurred and capital gains taxes paid, for the six months ended March 31, 2015, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the six months ended March 31, 2015, the Worldwide Fund had written covered puts and calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

43

Notes to Financial Statements (unaudited)	IVA Funds

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the six months ended March 31, 2015 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2015 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide	International
	Fund	Fund

Purchases	$836,671,129	$304,909,207

Sales	$1,090,521,416	$304,034,721

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is as of March 31, 2015.

	Worldwide	International
	Fund	Fund

Cost basis of investments	$8,790,222,522	$3,377,515,642

Gross unrealized appreciation	$1,385,192,900	$430,246,897

Gross unrealized depreciation	$(218,893,628)	$(134,932,499)

Net unrealized appreciation	$1,166,299,272	$295,314,398

For the six months ended March 31, 2015, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums

Written Options, outstanding September 30, 2014	(6,240)	$(6,407,425)
Options written	—	—
Options terminated in closing purchase transactions	997	430,473
Options exercised	—	—
Options expired	5,243	5,976,952

Written Options, outstanding March 31, 2015	—	—

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the six months ended March 31, 2015, these instruments included written put and call options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

44

Notes to Financial Statements (unaudited)	IVA Funds

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the six months ended March 31, 2015, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at March 31, 2015.

Worldwide Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$17,697,429

International Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$9,621,353

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the six months ended March 31, 2015.

Worldwide Fund

			Change in
			Unrealized
		Realized	Appreciation/
Risk-Type Category	Derivative Instrument	Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$177,636,953	$(33,780,902)

Equity	Written options	6,401,443	(6,302,763)

Total		$184,038,396	$(40,083,665)

International Fund

			Change in
			Unrealized
		Realized	Appreciation/
Risk-Type Category	Derivative Instrument	Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$115,127,692	$(26,570,138)

45

Notes to Financial Statements (unaudited)	IVA Funds

During the six months ended March 31, 2015, the Worldwide Fund had average notional values of $1,248,883,349 and $21,129,241 on forward foreign currency contracts to sell and written options, respectively.

During the six months ended March 31, 2015, the International Fund had average notional values of $815,722,487 on open forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable Master Netting Agreement with such counterparty. A Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At March 31, 2015, the Funds elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ 17,807,248	$ (109,819)	—	$ 17,697,429

International Fund

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ 9,833,421	$ (212,068)	—	$ 9,621,353

Note 5 – Shares of Beneficial Interest

At March 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

46

Notes to Financial Statements (unaudited)	IVA Funds

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Six Months Ended		Year Ended
	March 31, 2015		September 30, 2014

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,918,026	$123,419,176	18,583,533	$338,398,771
Shares reinvested	4,918,248	85,184,058	4,953,343	86,435,856
Shares repurchased	(11,562,414)	(207,098,991)	(43,913,382)	(810,199,547)

Net Increase (Decrease)	273,860	$1,504,243	(20,376,506)	$(385,364,920)

Class C
Shares sold	2,888,928	$50,862,385	6,823,813	$122,964,603
Shares reinvested	2,439,512	41,983,996	1,910,009	33,138,649
Shares repurchased	(6,467,935)	(114,400,529)	(8,570,131)	(155,543,263)

Net Increase (Decrease)	(1,139,495)	$(21,554,148)	163,691	$559,989

Class I
Shares sold	34,485,849	$615,023,352	92,707,417	$1,705,149,881
Shares reinvested	16,286,303	281,915,897	10,962,806	191,300,963
Shares repurchased	(43,930,432)	(783,369,143)	(38,507,168)	(701,524,770)

Net Increase	6,841,720	$113,570,106	65,163,055	$1,194,926,074

International Fund

	Six Months Ended		Year Ended
	March 31, 2015		September 30, 2014

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,676,598	$111,559,320	4,790,171	$83,213,482
Shares reinvested	1,254,200	20,456,007	787,171	13,334,672
Shares repurchased	(2,955,970)	(49,903,386)	(5,317,956)	(93,980,783)

Net Increase	4,974,828	$82,111,941	259,386	$2,567,371

Class C
Shares sold	221,999	$3,711,283	511,859	$8,892,285
Shares reinvested	201,477	3,253,852	135,252	2,269,527
Shares repurchased	(365,658)	(6,142,491)	(733,753)	(12,772,262)

Net Increase (Decrease)	57,818	$822,644	(86,642)	$(1,610,450)

Class I
Shares sold	17,297,101	$294,487,023	26,528,765	$468,696,835
Shares reinvested	9,957,978	162,414,242	6,230,547	105,545,467
Shares repurchased	(15,609,528)	(265,307,032)	(20,768,298)	(366,634,635)

Net Increase	11,645,551	$191,594,233	11,991,014	$207,607,667

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

47

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

48

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2015(a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	0.67%	$1,000.00	$1,006.70	1.25%	$6.25
Class C	0.29%	1,000.00	1,002.90	2.00%	9.99
Class I	0.82%	1,000.00	1,008.20	1.00%	5.01
International Fund
Class A	0.96%	$1,000.00	$1,009.60	1.25%	$6.26
Class C	0.59%	1,000.00	1,005.90	2.00%	10.00
Class I	1.06%	1,000.00	1,010.60	1.00%	5.01

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2015
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	5.00%	1,000.00	1,014.96	2.00%	10.05
Class I	5.00%	1,000.00	1,019.95	1.00%	5.04
International Fund
Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	5.00%	1,000.00	1,014.96	2.00%	10.05
Class I	5.00%	1,000.00	1,019.95	1.00%	5.04

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)
Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year, then divided by 365.

49

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  The schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date: June 2, 2015

By:	/s/ Stefanie J. Hempstead

Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date: June 2, 2015